United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
January 14, 2016

UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)
562.552.9400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
 Current Report on Form 8-K
January 14, 2016

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously disclosed, on October 9, 2015, UTi Worldwide Inc., a company incorporated under the laws of the British Virgin Islands (“UTi” or the “Company”) entered into a Merger Agreement with DSV A/S, a Danish corporation (“DSV”), and Louvre Acquisitionco, Inc., a company incorporated under the laws of the British Virgin Islands and an indirect wholly-owned subsidiary of DSV (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving as an indirect wholly owned subsidiary of DSV. The Company filed its Definitive Proxy Statement for the proposals voted upon at the Special Meetings (as defined below) with the Securities and Exchange Commission (the “SEC”) on December 4, 2015.

On January 14, 2016, the Company held a special meeting (the “Special Shareholders Meeting”) of the holders of the ordinary shares, with no par value, of the Company (the “Ordinary Shares” and such holders, the “Ordinary Shareholders”) and the holders of Class A Preference Shares (the “Convertible Preference Shares” and such holders, the “Preference Shareholders” and together with the Ordinary Shareholders, the “Shareholders”) voting on an as-converted basis, as defined in the Company’s amended and restated memorandum of association.  As of the close of business on December 3, 2015, the record date for the Special Shareholders Meeting, there were 106,081,706 issued and outstanding Ordinary Shares and 175,000 issued and outstanding Convertible Preference Shares.

At the Special Shareholders Meeting, the Shareholders voted on the following items of business relating to the Merger. The specific results of the matters presented at the Special Shareholders Meeting, based on the presence of votes equivalent to 107,760,635 Ordinary Shares present in person or by proxy at the Special Shareholders Meeting, which constitutes approximately 89.55% of the issued and outstanding Ordinary Shares and Convertible Preference Shares (voting on an as-converted basis) entitled to vote at the Special Shareholders Meeting were as follows:

PROPOSAL 1.  RESOLVED, that:
(i)            the merger, the merger agreement, dated as of October 9, 2015 (including the plan of merger and articles of merger attached thereto), among DSV A/S, Louvre Acquisitionco, Inc. and UTi Worldwide Inc. (“UTI”), the plan of merger and the other transactions contemplated thereby be APPROVED; and
(ii)            notwithstanding that the plan of merger has been approved by the shareholders of UTI, the directors of UTI be and are hereby authorised and empowered, without notice to or approval of the shareholders of UTI, to amend, modify or supplement the plan of merger, provided that no amendment, modification or supplement may be made by the directors which reduces the merger consideration or otherwise materially affects the terms of the merger to the detriment of the shareholders.

FOR 107,650,143	AGAINST 63,824	ABSTAIN 46,668	BROKER NON-VOTE

PROPOSAL 2:  RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the table entitled “Potential Change of Control Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, be APPROVED.

FOR 88,606,060	AGAINST 19,120,191	ABSTAIN 34,384	BROKER NON-VOTE

Immediately following the Special Shareholders Meeting, the Company held a special class meeting for the Ordinary Shareholders (the “Special Class Meeting” and together with the Special Shareholders Meeting, the “Special Meetings”), excluding P2 Capital Partners, LLC and its controlled affiliates. As of the close of business on December 3, 2015, the record date for the Special Class Meeting, there were 106,081,706 issued and outstanding Ordinary Shares entitled to vote at the Special Class Meeting.  The specific results of the matters presented at the Special Class Meeting, based on the presence of votes equivalent to 90,710,130 Ordinary Shares present in person or by proxy at the Special Class Meeting, which constitutes approximately 85.5% of the issued and outstanding Ordinary Shares entitled to vote at the Special Class Meeting, were as follows:

PROPOSAL 3.  RESOLVED, that the merger, the merger agreement, dated as of October 9, 2015 (including the plan of merger and articles of merger attached thereto), among DSV A/S, Louvre Acquisitionco, Inc. and UTi Worldwide, Inc., the plan of merger and the other transactions contemplated thereby be APPROVED.

FOR 84,602,263	AGAINST 38,901	ABSTAIN 6,068,966	BROKER NON-VOTE

Item 8.01.	Other Events

On January 14, 2016, the Company issued a press release announcing the results of the stockholder vote at the Special Meetings. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As of January 14, 2016, the closing of the merger remains subject to receipt of antitrust clearance in South Africa.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

99.1	News Release dated January 14, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document includes forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Among other things, these forward-looking statements may include statements regarding the proposed merger between the Company and DSV.  The Company’s actual results may differ materially from those described in forward-looking statements. Such statements are based on current expectations of the Company’s performance and are subject to a variety of factors, some of which are not under the control of the Company, which can affect the Company’s results of operations, liquidity or financial condition.  Factors that might cause or contribute to a material difference include, but are not limited to, the risks in the Company’s filings with the Securities and Exchange Commission, including those listed in Item 1A “Risk Factors” in its annual report on Form 10-K relating to the fiscal year ended January 31, 2015 filed with the SEC and subsequent documents we have or will file with the SEC, those risks discussed in the definitive proxy statement  filed with the SEC on December 4, 2015, and the following: the Company has incurred losses for each of the last three fiscal years and during the three and nine months ended October 31, 2015 and such losses are expected to continue; the Company’s ability to maintain sufficient liquidity and capital resources to fund its business and to generate sufficient cash to service its debts and other obligations; the Company’s ability to refinance its indebtedness when it comes due, including near term maturities; the Company’s ability to accurately predict its future business results and liquidity; risks associated with the Company’s clients, including delays or the inability by such clients to pay the Company; the risk that the Company may not be able to achieve its expected working capital improvements; volatility with respect to global trade; global economic, political and market conditions and unrest, including those in Africa, Asia Pacific and Europe; volatile fuel costs; transportation capacity, pricing dynamics and the Company’s ability to secure space on third party aircraft, ocean vessels and other modes of transportation; changes in interest and foreign exchange rates, particularly with respect to the South African rand and the Euro; material interruptions in transportation services; risks of international operations; risks that the carrying values of the Company’s assets might be impaired; risks associated with, and the potential for penalties, fines, costs and expenses the Company may incur as a result of an investigation by the government of Brazil into the international air freight and air cargo transportation industry; risks of adverse legal judgments or other liabilities not limited by contract or covered by insurance; risks associated with the pending securities class action lawsuit and pending investigation by the SEC; the Company’s ability to retain clients while facing increased competition; disruptions caused by epidemics, natural disasters, conflicts, strikes, wars and terrorism; the impact of changes in the Company’s effective tax rates; the Company’s ability to maintain effective disclosure controls and procedures and effective internal control over financial reporting; the other risks and uncertainties described herein and in the Company’s other filings with the SEC; and other factors outside the Company’s control. Other risks and uncertainties include the timing and likelihood of completion of the proposed merger between the Company and DSV, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could cause the parties to abandon the transaction; the possibility that the Company will not receive the required ordinary shareholder approvals; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Because the information herein is based solely on data currently available, it is subject to change as a result of changes in conditions over which the Company has no control or influence, and should not therefore be viewed as assurance regarding the Company’s future performance. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: January 14, 2016	By:	/s/ Lance E. D’Amico
Name: Lance E. D’Amico
Title: Executive Vice President and Chief Administrative Officer